WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
             APPOINTED BY THE BOARD OF DIRECTORS OF
                 BANK OF AMERICA CORPORATION

                    September 19, 2000

	WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $15,000,000,000 of which securities have been registered with the Commission pursuant to the Corporation's registration statement on Form S-3, Registration
No. 333-83503 (the "1999 Shelf");

	WHEREAS, the Corporation has issued and sold $1,350,000,000 of its Debt Securities under the 1999 Shelf; and

	WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on June 23, 1999, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities at the times and on terms to be determined by the Committee;

	WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of senior notes, initially in the principal amount of $1,000,000,000 is advisable and in the best interests of the Corporation; and

	WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

             AUTHORIZATION OF 7 1/8% SENIOR NOTES, DUE 2006

	NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on June 23, 1999, and the terms and provisions of the Indenture between the Corporation and U.S. Bank Trust National Association, as trustee (the "Trustee"), dated as of January 1, 1995, as supplemented by a First Supplemental Indenture dated as of September 18, 1998 (the "Indenture"), there is hereby authorized on behalf of the Corporation a series of its senior unsecured indebtedness initially in the aggregate principal amount of $1,000,000,000, which series of senior notes shall be designated "7 1/8%
Senior Notes, due 2006" (the "Notes"), and which series shall be subject to the terms and entitled to the benefits of the Indenture;

RESOLVED FURTHER, that the Notes issued and sold under the authority of these resolutions shall be those securities previously authorized by the Board and registered for sale under the 1999 Shelf;

	RESOLVED FURTHER, that the amount of this series of Notes shall initially be set at $1,000,000,000 (the "Initial Series"), but may be increased at any time within the next 12 months (or as permitted by Internal Revenue
Service regulations) upon delivery of a Supplemental Officers Certificate setting forth the terms of such additional amounts;

	RESOLVED FURTHER, that the Notes shall bear interest at the rate of 7 1/8% per annum, which interest shall accrue from September 22, 2000, and be payable semiannually on September 15 and March 15, commencing March 15, 2001; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

	RESOLVED FURTHER, that the maturity date of the Notes shall be September 15, 2006;

	RESOLVED FURTHER, that, with respect to the Notes, a "Business Day" shall mean any day, other than a Saturday or Sunday or a legal holiday in New York, New York or Charlotte, North Carolina, that is not a day on which banking institutions in New York, New York or Charlotte, North Carolina are authorized or required by law or regulation to be closed;

	RESOLVED FURTHER, that the Initial Series of Notes shall be sold to Banc of America Securities LLC (the "Underwriter") pursuant to the terms of the Underwriting Agreement dated as of September 19, 2000 (the "Underwriting Agreement") between the Corporation and the Underwriter, who the Committee understands will reoffer the Notes for sale in a public offering;

	RESOLVED FURTHER, that the Initial Series of Notes shall be sold to the Underwriter on September 22, 2000, at a price of 99.095% of the principal amount, and that the Notes shall be initially offered to the public at a price of 99.495% of the principal amount;

	RESOLVED FURTHER, that the Committee was advised by the Underwriter that it will initially offer the Notes to certain dealers at the initial public offering price, less a concession not in excess of 0.25% of the principal amount of the Notes, and that the Underwriter may allow, and such dealers may reallow, a concession not in excess of 0.20% of such principal amount on sales to other dealers;

	RESOLVED FURTHER, that the Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Indenture;

	RESOLVED FURTHER, that the Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Underwriter, in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about September 22, 2000 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

	RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief
Executive Officer, any Senior or other Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, any Senior or other Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chief Executive Officer of the Corporation, John E. Mack, Senior Vice President, Karen A. Gosnell, Senior Vice President of the Corporation, E. Jeffrey Couch, Senior Vice President of the
Corporation, James W. Kiser, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

	RESOLVED FURTHER, that pursuant to the provisions of the Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any
Senior Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

	RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York is appointed the agent for the Corporation for the registration, transfer, exchange and payment of the Notes (the "Paying Agent"), and authorized to be appointed by the Trustee as authenticating agent, and that the corporate trust office of the Paying Agent located at 101 Barclay Street, New York, New York 10286, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the Notes may be presented for registration, transfer, exchange and payment, and any Authorized Officer or other proper officer of the Corporation is hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture, or by the Paying Agent, with respect to such appointment of The Bank of New York, or any other person as any Authorized
Officer shall determine, as Paying Agent for the Corporation;

	RESOLVED FURTHER, that whenever the Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

	RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Underwriting Agreement in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Notes and to the indemnification of and contribution to the Underwriter, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

	RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the Initial Series and to increase the amount of issued and outstanding
Notes of this series up to the maximum authorized hereunder, such actions to include delivery of appropriate Officer's Certificates and Company Orders; the execution and delivery of additional Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate Underwriting Agreement; the preparation of necessary amendments or supplements to the Prospectus Supplement for the Notes; and the execution and delivery of necessary closing documents; and

	RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.